               Section 240.14a-101  Schedule 14A.
          Information required in proxy statement.
                 Schedule 14A Information
   Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934
                        (Amendment No.  )
Filed by the Registrant [X]
Filed by a party other than the Registrant [ ]
Check the appropriate box:
[ ]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section
     240.14a-12

             Managed High Yield Plus Fund Inc.
 .................................................................
     (Name of Registrant as Specified In Its Charter)


 .................................................................
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):
[X]  No fee required
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
           and 0-11

     (1) Title of each class of securities to which transaction applies:


     ............................................................

     (2) Aggregate number of securities to which transaction applies:


     .......................................................

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):


     .......................................................

     (4) Proposed maximum aggregate value of transaction:


     .......................................................

     (5)  Total fee paid:


     .......................................................

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

          (1) Amount Previously Paid:


          .......................................................

          (2) Form, Schedule or Registration Statement No.:


          .......................................................

          (3) Filing Party:


          .......................................................

          (4) Date Filed:


          .......................................................

                       MANAGED HIGH YIELD PLUS FUND INC.
                                ----------------
                                   NOTICE OF
                         ANNUAL MEETING OF SHAREHOLDERS
                               SEPTEMBER 20, 2001
                                ----------------

TO THE SHAREHOLDERS:

    The annual meeting of shareholders of Managed High Yield Plus Fund Inc. ('Fund') will be held on September 20, 2001 at 10:00 a.m., Eastern time, at 1285 Avenue of the Americas, 14th Floor, New York, New York 10019 for the following purposes:

        (1) To elect nine (9) directors to serve until the annual meeting of shareholders in 2002, or until their successors are elected and qualified; and

        (2) To transact such other business as may properly come before the meeting or any adjournment thereof.

    You are entitled to vote at the meeting and any adjournments thereof if you owned Fund shares at the close of business on July 19, 2001. If you attend the meeting, you may vote your shares in person. IF YOU DO NOT EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY CARD IN THE ENCLOSED POSTAGE PAID ENVELOPE.

                                          By order of the board of directors,

                                          AMY R. DOBERMAN
                                          Secretary

July 31, 2001
51 West 52nd Street
New York, New York 10019-6114

--------------------------------------------------------------------------------
                             YOUR VOTE IS IMPORTANT
                       NO MATTER HOW MANY SHARES YOU OWN

     PLEASE INDICATE YOUR VOTING INSTRUCTIONS ON THE ENCLOSED PROXY CARD, DATE AND SIGN IT, AND RETURN IT IN THE POSTAGE PAID ENVELOPE PROVIDED. If you sign, date and return the proxy card but give no voting instructions, your shares will be voted 'FOR' the nominees for director named in the attached proxy statement and 'FOR' all other proposals noticed above. IN ORDER TO AVOID THE ADDITIONAL EXPENSE TO THE FUND OF FURTHER SOLICITATION, WE ASK YOUR COOPERATION IN MAILING IN YOUR PROXY CARD PROMPTLY.

--------------------------------------------------------------------------------

                      INSTRUCTIONS FOR SIGNING PROXY CARDS

    The following general guidelines for signing proxy cards may be of assistance to you and avoid the time and expense to the Fund in validating your vote if you fail to sign your proxy card properly.

    1. INDIVIDUAL ACCOUNTS: Sign your name exactly as it appears in the registration on the proxy card.

    2. JOINT ACCOUNTS: Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration on the proxy card.

    3. ALL OTHER ACCOUNTS: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

                    REGISTRATION                              VALID SIGNATURE
                    ------------                              ---------------
Corporate Accounts

  (1) ABC Corp.......................................  ABC Corp.
                                                        John Doe, Treasurer

  (2) ABC Corp.......................................  John Doe, Treasurer

  (3) ABC Corp. c/o John Doe, Treasurer..............  John Doe

  (4) ABC Corp. Profit Sharing Plan..................  John Doe, Trustee

Partnership Accounts

  (1) The XYZ Partnership............................  Jane B. Smith, Partner

  (2) Smith and Jones, Limited Partnership...........  Jane B. Smith, General Partner

Trust Accounts

  (1) ABC Trust Account..............................  Jane B. Doe, Trustee

  (2) Jane B. Doe, Trustee u/t/d 12/18/78............  Jane B. Doe

Custodial or Estate Accounts

  (1) John B. Smith, Cust. f/b/o John B.
     Smith, Jr. UGMA/UTMA............................  John B. Smith

  (2) Estate of John B. Smith........................  John B. Smith, Jr., Executor

                       MANAGED HIGH YIELD PLUS FUND INC.
                              51 WEST 52ND STREET
                         NEW YORK, NEW YORK 10019-6114

                              -------------------

                                PROXY STATEMENT

                              -------------------

        ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON SEPTEMBER 20, 2001

    This statement is furnished to the shareholders of Managed High Yield Plus Fund Inc. ('Fund') in connection with the board of directors' solicitation of proxies to be used at the annual meeting of the shareholders of the Fund to be held on September 20, 2001, or any adjournment or adjournments thereof. This proxy statement and the related proxy card will first be mailed to shareholders on or about July 31, 2001.

    A majority of the shares outstanding on July 19, 2001, represented in person or by proxy, must be present for the transaction of business at the meeting. In the event that a quorum is not present at the annual meeting, or if a quorum is present at the annual meeting but sufficient votes to approve any of the proposals are not received, the persons named as proxies may propose one or more adjournments of the annual meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares represented at the annual meeting in person or by proxy. The persons named as proxies will vote those proxies which they are entitled to vote FOR any such proposal in favor of such an adjournment, and will vote those proxies required to be voted AGAINST any such proposal against such adjournment. A shareholder vote may be taken on one or more of the proposals in this proxy statement prior to any such adjournment if sufficient votes have been received and it is otherwise appropriate.

    Broker non-votes are shares held in street name for which the broker indicates that instructions have not been received from the beneficial owners or other persons entitled to vote and for which the broker does not have discretionary voting authority. Abstentions and broker non-votes will be counted as shares present for purposes of determining whether a quorum is present but will not be voted for or against any adjournment or proposal. Accordingly, abstentions and broker non-votes effectively will be a vote against adjournment but will have no effect on Proposal 1, for which the required vote is a plurality of the votes cast on the matter.

    The individuals named as proxies on the enclosed proxy card will vote in accordance with your direction as indicated thereon if your proxy card is received properly executed by you or by your duly appointed agent or attorney-in-fact. If you give no voting instructions, your shares will be voted FOR the nine nominees for directors named herein and, in the proxies' discretion, FOR or AGAINST any other business that may properly arise at the annual meeting. You may revoke any proxy card by giving another proxy or by letter or telegram revoking the initial proxy. To be effective, your revocation must be received by the Fund prior to the meeting and must indicate your name and account number. In addition, if you attend the meeting in person you may, if you wish, vote by ballot at the meeting, thereby cancelling any proxy previously given.

    As of the record date, July 19, 2001, the Fund had 38,998,620 shares of common stock outstanding. The solicitation of proxies, the cost of which will be borne by the Fund, will be made primarily by mail but also may include telephone or oral communications by regular employees of Brinson Advisors, Inc. ('Brinson Advisors') or UBS PaineWebber Incorporated ('UBS PaineWebber'), who will not receive any compensation therefor from the Fund. Management does not know of any person who owns beneficially 5% or more of the shares of the Fund. Each full share of the Fund outstanding is entitled to one vote and each fractional share of the Fund outstanding is entitled to a proportionate share of one vote.

    Brinson Advisors serves as the Fund's investment advisor and administrator. Brinson Advisors is an indirect wholly owned asset management subsidiary of UBS AG. UBS AG is an internationally diversified organization with headquarters in Zurich, Switzerland and operations in many areas of the financial services industry. The principal business address of Brinson Advisors is 51 West 52nd Street, New York 10019-6114. The principal business address of UBS PaineWebber is 1285 Avenue of the Americas, New York, New York 10019-6028. The principal business address of UBS AG is Bahnhofstrasse 45, Zurich, Switzerland.

    Brinson Partners (New York), Inc., formerly known as UBS Asset Management (New York), Inc., 10 East 50th Street, New York, New York 10022, serves as the Fund's investment sub-advisor.

    THE FUND'S ANNUAL REPORT CONTAINING FINANCIAL STATEMENTS FOR THE FISCAL YEAR ENDED MAY 31, 2001, IS BEING MAILED TO SHAREHOLDERS CONCURRENTLY WITH THIS PROXY STATEMENT.

                       PROPOSAL 1. ELECTION OF DIRECTORS

    Proposal 1 relates to the election of directors of the Fund. Management proposes the election of the nine nominees named in the table below. Each nominee, including those who are not 'interested persons' of the Fund as that term is defined by the Investment Company Act of 1940 ('1940 Act') ('Independent Directors'), has indicated his or her willingness to serve if elected. If elected, each nominee will hold office until the next annual meeting of shareholders or until his or her successor is elected and qualified. Unless you give contrary instructions on the enclosed proxy card, your shares will be voted FOR the election of the nine nominees. If any of the nominees should withdraw or otherwise become unavailable for election, your shares will be voted FOR such other nominee or nominees as management may recommend.

    Each director, other than Mr. Storms, has served as a director from the Fund's inception. Mr. Storms has served as a director of the Fund since May 13, 1999. Effective September 8, 2000, Mary Farrell resigned her position as a director of the Fund. A nominee has not yet been selected to fill the vacancy created by her resignation. Directors will be elected by the affirmative vote of the holders of a plurality of the shares of the Fund, present in person or by proxy and entitled to vote thereon, provided a quorum is present. If each of the nine nominees is elected, one vacancy will remain on the board of directors of the Fund. Proxies cannot be voted for a greater number of persons than the number of nominees named. None of the current directors and executive officers
(16) beneficially owned any shares of the Fund's common stock on June 30, 2001.

                                         PRESENT POSITION WITH THE                 SHARES OWNED
                                     FUND; BUSINESS EXPERIENCE DURING            BENEFICIALLY ON
       NOMINEE; AGE                PAST FIVE YEARS; OTHER DIRECTORSHIPS          JUNE 30, 2001**
       ------------                ------------------------------------          ---------------
Margo N. Alexander*; 54      Director. Mrs. Alexander is chairman (since             --
                             March 1999), and a director of Brinson Advisors
                             (since January 1995) and an executive vice
                             president and a director of UBS PaineWebber
                             (since March 1984). She was chief executive
                             officer of Brinson Advisors from January 1995 to
                             October, 2000. Mrs. Alexander is a director or
                             trustee of 22 investment companies for which
                             Brinson Advisors, UBS PaineWebber or one of their
                             affiliates serves as investment advisor.

Richard Q. Armstrong; 66     Director. Mr. Armstrong is chairman and principal       --
                             of R.Q.A. Enterprises (management consulting
                             firm) (since April 1991 and principal occupation
                             since March 1995). He is also a director of
                             AIFresh Beverages Canada, Inc. (a Canadian
                             Beverage subsidiary of AIFresh Foods Inc.)

                                         PRESENT POSITION WITH THE                 SHARES OWNED
                                     FUND; BUSINESS EXPERIENCE DURING            BENEFICIALLY ON
       NOMINEE; AGE                PAST FIVE YEARS; OTHER DIRECTORSHIPS          JUNE 30, 2001**
       ------------                ------------------------------------          ---------------
                             (since October 2000). Mr. Armstrong was chairman
                             of the board, chief executive officer and
                             co-owner of Adirondack Beverages (producer and
                             distributor of soft drinks and sparkling/still
                             waters) (October 1993-March 1995). He was a
                             partner of The New England Consulting Group
                             (management consulting firm) (December
                             1992-September 1993). He was managing director of
                             LVMH U.S. Corporation (U.S. subsidiary of the
                             French luxury goods conglomerate, Louis Vuitton
                             Moet Hennessey Corporation) (1987-1991) and
                             chairman of its wine and spirits subsidiary,
                             Schieffelin & Somerset Company (1987-1991). Mr.
                             Armstrong is a director or trustee of 21
                             investment companies for which Brinson Advisors,
                             UBS PaineWebber or one of their affiliates serves
                             as investment advisor.

E. Garrett Bewkes, Jr.*; 74  Director and Chairman of the board of directors.        --
                             Mr. Bewkes serves as a consultant to
                             UBS PaineWebber (since May 1999). Prior to
                             November 2000, he was a director of Paine Webber
                             Group, Inc. ('PW Group', formerly the holding
                             company of UBS PaineWebber and Brinson Advisors)
                             and prior to 1996, he was a consultant to
                             PW Group. Prior to 1988, he was chairman of the
                             board, president and chief executive officer of
                             American Bakeries Company. Mr. Bewkes is a
                             director of Interstate Bakeries Corporation. Mr.
                             Bewkes is a director or trustee of 32 investment
                             companies for which Brinson Advisors,
                             UBS PaineWebber or one of their affiliates serves
                             as investment advisor.

Richard R. Burt; 54          Director. Mr. Burt is chairman of IEP Advisors,         --
                             LLP (international investments and consulting
                             firm) (since March 1994) and a partner of
                             McKinsey & Company (management consulting firm)
                             (since 1991). He is also a director of
                             Archer-Daniels-Midland Co. (agricultural com-
                             modities), Hollinger International Co.
                             (publishing), Homestake Mining Corp. (gold
                             mining), six investment companies in the Deutsche
                             Bank family of funds, nine investment companies
                             in the Flag Investors family of funds, The
                             Central European Fund, Inc. and The Germany Fund,
                             Inc., vice chairman of Anchor Gaming (provides
                             technology to gaming and wagering industry)
                             (since July 1999) and chairman of Weirton Steel
                             Corp. (makes and finishes steel products) (since
                             April 1996). He was the chief negotiator in the
                             Strategic Arms Reduction Talks with the former
                             Soviet Union (1989-1991) and the U.S. Ambassador
                             to the Federal Republic of Germany (1985-1989).
                             Mr. Burt is a director or trustee of 21
                             investment companies for which Brinson Advisors,
                             UBS PaineWebber or one of their affiliates serves
                             as investment advisor.

Meyer Feldberg; 59           Director. Mr. Feldberg is Dean and Professor of         --
                             Management of the Graduate School of Business,
                             Columbia University. Prior to 1989, he was
                             president of the Illinois

                                         PRESENT POSITION WITH THE                 SHARES OWNED
                                     FUND; BUSINESS EXPERIENCE DURING            BENEFICIALLY ON
       NOMINEE; AGE                PAST FIVE YEARS; OTHER DIRECTORSHIPS          JUNE 30, 2001**
       ------------                ------------------------------------          ---------------
                             Institute of Technology. Dean Feldberg is also a
                             director of Primedia Inc. (publishing), Federated
                             Department Stores, Inc. (operator of department
                             stores), Revlon, Inc. (cosmetics) and Select
                             Medical Inc. (healthcare services). Dean
                             Feldberg is a director or trustee of 29
                             investment companies for which Brinson Advisors,
                             UBS PaineWebber or one of their affiliates serves
                             as investment advisor.

George W. Gowen; 71          Director. Mr. Gowen is a partner in the law firm        --
                             of Dunnington, Bartholow & Miller. Prior to May
                             1994, he was a partner in the law firm of Fryer,
                             Ross & Gowen. Mr. Gowen is a director or trustee
                             of 29 investment companies for which Brinson
                             Advisors, UBS PaineWebber or one of their
                             affiliates serves as investment advisor.

Frederic V. Malek; 64        Director. Mr. Malek is chairman of Thayer Capital       --
                             Partners (merchant bank) and chairman of Thayer
                             Hotel Investors III, Thayer Hotel Investors II
                             and Lodging Opportunities Fund (hotel investment
                             partnerships). From January 1992 to November
                             1992, he was campaign manager of Bush-Quayle '92.
                             From 1990 to 1992, he was vice chairman and, from
                             1989 to 1990, he was president of Northwest
                             Airlines Inc., and NWA Inc. (holding company of
                             Northwest Airlines Inc.). Prior to 1989, he was
                             employed by the Marriott Corporation (hotels,
                             restaurants, airline catering and contract
                             feeding), where he most recently was an executive
                             vice president and president of Marriott Hotels
                             and Resorts. Mr. Malek is also a director of
                             Aegis Communications, Inc. (tele-services),
                             American Management Systems, Inc. (management
                             consulting and computer related services), Auto-
                             matic Data Processing, Inc. (computing services),
                             CB Richard Ellis, Inc. (real estate services),
                             FPL Group, Inc. (electric services), Classic
                             Vacation Group (packaged vacations), Manor
                             Care, Inc. (health care), SAGA Systems, Inc.
                             (software company) and Northwest Airlines Inc.
                             Mr. Malek is a director or trustee of 21
                             investment companies for which Brinson Advisors,
                             UBS PaineWebber or one of their affiliates
                             serves as investment advisor.

Carl W. Schafer; 65          Director. Mr. Schafer is president of the               --
                             Atlantic Foundation (charitable foundation).
                             He is a director of Labor Ready, Inc.
                             (temporary employment), Roadway Express, Inc.
                             (trucking), The Guardian Group of Mutual Funds,
                             the Harding, Loevner Funds, E.I.I. Realty Trust
                             (investment company), Electronic Clearing House,
                             Inc. (financial transactions processing),
                             Frontier Oil Corporation and Nutraceutix, Inc.
                             (biotechnology company). Prior to January 1993,
                             he was chairman of the Investment Advisory
                             Committee of the Howard Hughes Medical Institute.
                             Mr. Schafer is a director or trustee of 21
                             investment companies for which Brinson Advisors,
                             UBS PaineWebber or one of their affiliates serves
                             as investment advisor.

                                         PRESENT POSITION WITH THE                 SHARES OWNED
                                     FUND; BUSINESS EXPERIENCE DURING            BENEFICIALLY ON
       NOMINEE; AGE                PAST FIVE YEARS; OTHER DIRECTORSHIPS          JUNE 30, 2001**
       ------------                ------------------------------------          ---------------
Brian M. Storms*; 46         Director and President. Mr. Storms is chief             --
                             executive officer (since October 2000) and
                             president of Brinson Advisors (since March 1999).
                             Mr. Storms was president of Prudential
                             Investments (1996 - 1999). Prior to joining
                             Prudential he was a managing director at Fidelity
                             Investments. Mr. Storms is president and a
                             director or trustee of 24 investment companies
                             for which Brinson Advisors, UBS PaineWebber or
                             one of their affiliates serves as investment
                             advisor.

---------

 * Mrs. Alexander, Mr. Bewkes and Mr. Storms are 'interested persons' of the Fund, as defined in the 1940 Act, by virtue of their positions with Brinson Advisors and/or UBS PaineWebber.

** Unless otherwise stated, as of the date indicated, each director had sole voting and investment power of shares owned.

    The board of directors of the Fund met six times during the fiscal year ended May 31, 2001. Each director attended 75% or more of the board meetings during the last fiscal year. The board has established an Audit Committee that acts pursuant to a written charter and is responsible for overseeing the Fund's accounting and financial reporting policies, practices and internal controls. A copy of the charter is attached as Exhibit A. In fulfilling its duties, the Audit Committee has: (a) reviewed and discussed the Fund's audited financial statements with management; (b) discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61;
(c) received certain written disclosures and the letter from the independent auditors required by Independence Standards Board Standard No. 1 and discussed the independent auditors' independence with them; and (d) based upon its review of the above, recommended to the board that the audited financial statements be included in the Fund's annual report to shareholders. The Audit Committee currently consists of Messrs. Armstrong, Burt, Feldberg, Gowen, Malek and Schafer, none of whom have any relationship to the Fund that may interfere with the exercise of their independence from management or the Fund. The Audit Committee members are independent as defined under listing standards of the New York Stock Exchange. Each member of the Fund's Audit Committee is also a member of a similar committee established by the boards of other investment companies for which Brinson Advisors or UBS PaineWebber serves as investment advisor. The Audit Committee met once during the fiscal year ended May 31, 2001 and each member attended that meeting.

    The board does not have a standing nominating or compensation committee. The Fund pays the Independent Directors $1,000 annually and up to $150 for each board meeting and for each separate meeting of a board committee. The chairmen of the Audit Committees and the audit and contract review committees of individual funds within the Brinson fund complex each receive additional compensation aggregating $15,000 annually from the relevant funds. Directors of the Fund who are 'interested persons' as defined in the 1940 Act receive no compensation from the Fund. Directors are reimbursed for any expenses incurred in attending meetings.

    Each director will be subject to mandatory retirement at the end of the year in which he or she becomes 72 years old. The board has waived this requirement with respect to Mr. Bewkes for the next year. The table below includes certain information relating to the compensation of the Fund's directors.

                             COMPENSATION TABLE'D'

                                                                                 TOTAL
                                                               AGGREGATE      COMPENSATION
                                                              COMPENSATION      FROM THE
                          NAME OF                                 FROM        FUND AND THE
                      PERSON, POSITION                         THE FUND*     FUND COMPLEX**
------------------------------------------------------------  ------------   --------------
Richard Q. Armstrong, Director..............................     $1,780         $108,232
Richard R. Burt, Director...................................      1,630          108,232
Meyer Feldberg, Director....................................      2,647          173,982
George W. Gowen, Director...................................      1,750          173,982
Frederic V. Malek, Director.................................      1,780          108,232
Carl W. Schafer, Director...................................      1,780          106,372

---------

'D' Only independent members of the board are compensated by the Fund and identified above; directors who are 'interested persons,' as defined by the 1940 Act, do not receive compensation.

 * Represents fees paid to each director during the fiscal year ended May 31, 2001.

** Represents total compensation paid to each director by 33 investment companies (37 in the case of Messrs. Feldberg and Gowen) for which Brinson Advisors, UBS PaineWebber or one of their affiliates served as investment advisor during the twelve months ended December 31, 2000; no fund within the complex has a bonus, pension, profit sharing or retirement plan.

                  INFORMATION CONCERNING INDEPENDENT AUDITORS

    The Fund's financial statements for the fiscal year ended March 31, 2001, were audited by Ernst & Young LLP ('Ernst & Young'), independent auditors. In addition, Ernst & Young prepares the Fund's federal and state annual income tax returns and provides certain non-audit services. The Audit Committee has considered whether the provision of those non-audit services is compatible with maintaining Ernst & Young's independence. The board of directors of the Fund has selected Ernst & Young as the independent auditors for the Fund for the fiscal year ending May 31, 2002. Ernst & Young has been the Fund's independent auditors since its inception in June 1998.

    Representatives of Ernst & Young are not expected to be present at the meeting but have been given the opportunity to make a statement if they so desire and will be available should any matter arise requiring their presence.

AUDIT FEES

    The aggregate fees billed by Ernst & Young for professional services rendered for the audit of the Fund's annual financial statements for the most recent calendar year and the review of the financial statements included in the Fund's reports to shareholders are $31,200.

FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES

    There were no fees billed by Ernst & Young for the most recent fiscal year end for professional services rendered for financial information systems design and implementation services or other services provided to the Fund, Brinson Advisors and entities that control, are controlled by or are under common control with Brinson Advisors that provide services to the Fund.

ALL OTHER FEES

    There were $108,900 in fees billed by Ernst & Young for the most recent fiscal year for other services provided to the Fund, Brinson Advisors and entities that control, are controlled by or are under common control with Brinson Advisors that provide services to the Fund.

                               EXECUTIVE OFFICERS

    Officers of the Fund are appointed by the directors and serve at the pleasure of the board. None of the Fund's officers currently receives any compensation from the Fund. The executive officers of the Fund, other than Mr. Storms, who is a nominee for director, are:

        THOMAS DISBROW, age 35, vice president and assistant treasurer of the Fund (appointed February 2000). Mr. Disbrow is a director and a senior manager of the mutual fund finance department of Brinson Advisors. Prior to November 1999, he was a vice president of Zweig/Glaser Advisors.
    Mr. Disbrow is a vice president and assistant treasurer of 22 investment companies for which Brinson Advisors, UBS PaineWebber or one of their affiliates serves as investment advisor.

        AMY R. DOBERMAN, age 39, vice president and secretary of the Fund (appointed September 2000). Ms. Doberman is an executive director and the general counsel of Brinson Advisors. From December 1996 through July 2000, she was general counsel of Aeltus Investment Management, Inc. Prior to working at Aeltus, Ms. Doberman was a Division of Investment Management Assistant Chief Counsel at the SEC. Ms. Doberman is a vice president and secretary of 22 investment companies and a secretary of two investment companies for which Brinson Advisors, UBS PaineWebber or one of their affiliates serves as investment advisor.

        ELBRIDGE T. GERRY III, age 44, vice president of the Fund (appointed November 2000). Mr. Gerry is a managing director and chief investment officer -- fixed income of Brinson Advisors. Mr. Gerry is a vice president of 7 investment companies for which Brinson Advisors, UBS PaineWebber or one of their affiliates serves as investment advisor.

        KEVIN J. MAHONEY, age 35, vice president and assistant treasurer of the Fund (appointed May 1999). Mr. Mahoney is a director and a senior manager of the mutual fund finance department of Brinson Advisors. From August 1996 through March 1999, he was the manager of the mutual fund internal control group of Salomon Smith Barney. Prior to August 1996, he was an associate and assistant treasurer for BlackRock Financial Management L.P. Mr. Mahoney is a vice president and assistant treasurer of 22 investment companies for which Brinson Advisors, UBS PaineWebber or one of their affiliates serves as investment advisor.

        EMIL POLITO, age 40, vice president of the Fund (appointed February
    2001). Mr. Polito is an executive director and head of investment support and mutual of fund services of Brinson Advisors. From July 2000 to October 2000, he was a senior manager of investment systems at Dreyfus Corp. Prior to July 2000, Mr. Polito was a senior vice president and director of operations and control for Brinson Advisors. Mr. Polito is a vice president of 22 investment companies for which Brinson Advisors, UBS PaineWebber or one of their affiliates serves as investment advisor.

        PAUL H. SCHUBERT, age 38, vice president and treasurer of the Fund (appointed May 1998). Mr. Schubert is an executive director and head of the mutual fund finance department of Brinson Advisors. Mr. Schubert is a vice president and treasurer of 22 investment companies and principal accounting officer of 2 investment companies for which Brinson Advisors, UBS PaineWebber or one of their affiliates serves as investment advisor.

        KEITH A. WELLER, age 39, vice president and assistant secretary of the Fund (appointed May 1998). Mr. Weller is a director and senior associate general counsel of Brinson Advisors. Mr. Weller is a vice president and assistant secretary of 22 investment companies for which Brinson Advisors, UBS PaineWebber or one of their affiliates serves as investment advisor.

            SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

    An initial report under Section 16(a) of the Securities Exchange Act of 1934 was not timely filed for Ms. Doberman or Mr. Gerry. These delayed reports did not involve any transactions in the Fund's common stock but rather related to their election as officers.

                             SHAREHOLDER PROPOSALS

    Any shareholder who wishes to submit proposals to be considered at the Fund's 2002 annual meeting of shareholders should send such proposals to the Secretary of the Fund at 1285 Avenue of the Americas, New York, New York 10019-6028. In order to be considered at that meeting, shareholder proposals must be received by the Fund no later than April 2, 2002 and must satisfy the other requirements of the federal securities laws.

                                 OTHER BUSINESS

    Management knows of no business to be presented at the meeting other than the matters set forth in this proxy statement, but should any other matter requiring a vote of shareholders arise, the proxies will vote thereon according to their best judgment in the interest of the Fund.

                                          By order of the board of directors,

                                          AMY R. DOBERMAN
                                          Secretary

July 31, 2001

      --------------------------------------------------------------------
        IT IS IMPORTANT THAT YOU EXECUTE AND RETURN YOUR PROXY PROMPTLY.
      --------------------------------------------------------------------

                                   EXHIBIT A

                       BRINSON ADVISORS CLOSED-END FUNDS

                  AMENDED AND RESTATED AUDIT COMMITTEE CHARTER

                         (RESTATED AS OF JULY 25, 2001)


ESTABLISHMENT AND PURPOSE

    The Audit Committee (the 'Committee') of the Board of Directors of each of the closed-end Brinson Advisors Funds (collectively the 'Funds' and, individually, a 'Fund') is hereby established on this the 11th day of May, 2000. The primary purpose of the Audit Committee is to oversee each Fund's accounting and financial reporting policies, practices and internal controls, as required by the statutes and regulations administered by the Securities and Exchange Commission, including the Investment Company Act of 1940 (the 'Act'), and by the rules of the New York Stock Exchange, Inc. or other relevant securities exchange on which shares of the Fund are listed.

    The Committee will endeavor to assure the quality and objectivity of each Fund's independent audit and the Fund's financial statements, act as a liaison between the Board of Directors and each Fund's independent auditors and periodically report to the Board of Directors. In performing its duties, the Committee shall have unrestricted access to each Fund's Directors, the independent auditors, and the executive and financial management of the Fund.

COMPOSITION

    The Committee, which will have at least three members at all times, shall be composed of all the non-interested Directors (as defined in the Act) of each Fund's Board of Directors, other than those who are not qualified to serve or who choose not to serve.

    Each member of the Committee must meet the independence and experience requirements set forth in Appendix A. At least one member of each Sub-Committee must also meet the financial expertise requirements set forth in Appendix A.

    The Committee shall elect a chairman, who shall preside over Committee meetings (the 'Chairman'), and may elect a deputy chairman to preside in the absence of the Chairman.

SUB-COMMITTEES

    The Committee shall have two Audit Sub-Committees (the 'Sub-Committees' or, individually, a 'Sub-Committee'). Each member of the Committee shall serve on one of the two Sub-Committees. Each Sub-Committee shall be assigned the responsibility of initially performing the Committee's duties with respect to specific Funds as determined from time to time by the Committee. Each Sub-Committee shall report its findings and recommendations to the full Committee, which will retain ultimate responsibility for audit oversight. Each Sub-Committee shall have a Chairman, one of whom shall also be the Chairman of the Committee, and the other Sub-Committee Chairman shall be elected by all members of the Committee.

MEETINGS

    The Committee and each Sub-Committee shall meet on a regular basis, but not less frequently than annually. An Agenda shall be established for each meeting. Special meetings shall be called as circumstances require. The Chairman of the Committee and each Sub-Committee may invite Fund officers and other interested parties to participate in meetings. The Committee and each Sub-Committee may, in its discretion, meet in executive session outside the presence of Fund officers and other parties.

    A majority of the Committee's and each Sub-Committee's members shall constitute a quorum. However, if either Sub-Committee does not have a quorum but a quorum of the Committee as a whole is present, the committee as a whole may act in the Sub-Committee's place. At any meeting of the Committee or a Sub-Committee, the decision of a majority of the members present and voting shall be determinative as to any matter submitted to a vote. Members may attend telephonically or otherwise whereby they can hear and be heard by all other attendees.

REPORTING

    The Committee Chairman (and, as necessary, the Chairman of any Sub-Committee) shall report to the Board of Directors on the result of its reviews and make such recommendations as deemed appropriate. The Committee and each Sub-Committee will keep minutes of its meetings and will make such minutes available as requested to the full Board for its review.

DUTIES AND RESPONSIBILITIES

    As a general rule, each Fund's independent auditors are ultimately accountable to the Board of Directors of the Fund and the Committee, and the Committee and the Board of Directors have the ultimate authority and responsibility to select, evaluate and, where appropriate, replace the independent auditors of each Fund, subject to the requirements of the Act. In addition, the Committee and each designated Sub-Committee shall have the following specific duties and responsibilities:

AUDIT OVERSIGHT

     In connection with the organization of each Fund and annually thereafter, recommend to the Board of Directors the selection of an independent public accounting firm.

     Review the scope of each Fund's proposed audit each year, including the extent of audit and non-audit services provided to each Fund by the independent auditors, as outlined in the independent auditors' engagement letter, and the audit procedures to be utilized. At the conclusion of each audit, the Committee will review the audit, including any comments or recommendations, with the independent auditors.

     Ensure that the independent auditors for each Fund submit on a periodic basis to the Committee a formal written statement delineating all relationships between the auditors and each Fund consistent with Independence Standards Board Standard No. 1.

     Discuss with the independent auditors any disclosed relationships or services that may impact the objectivity and independence of the independent auditors.

     Recommend that the Board of Directors of each Fund takes appropriate action in response to the independent auditors' report to satisfy itself of, and oversee, the independence of the independent auditors.

     Discuss with Management the performance of the independent auditors, Management's recommendation with respect to the reasonableness of their fees and its recommendation to the Board of Directors regarding the retention of the independent auditors.

     Review and discuss with independent auditors and Management each Fund's annual report to shareholders and significant accounting policies underlying the reports and their presentation to the public.

     Discuss with each Fund's independent auditors any matters required to be discussed pursuant to Statement of Auditing Standards No. 61, as modified or supplemented.

     Discuss with each Fund's independent auditors, to the extent required by Statement of Auditing Standards No. 71, any adjustments which were made to previously reported financial information.

     Review with each Fund's independent auditors the adequacy and effectiveness of relevant internal controls and procedures and the quality of the staff implementing these controls and procedures.

     As necessary, review with the independent auditors and Management any 'illegal acts,' as defined in Section 10A of the Securities Exchange Act of 1934 and required by that statute to be reported to the Committee, or other significant issues that could have a material effect on a Fund's financial statements.

     Make recommendations to the Board of Directors of each Fund, based on the Committee's review and discussions with each Fund's independent auditors and Management, with respect to each Fund's financial statements as to whether the financial statements should be included in each Fund's annual report for the previous fiscal year.

OTHER

     Review with each Fund's Management, investment adviser and, if applicable, sub-advisor:

        (a) compliance matters brought to the attention of the Committee; and

        (b) any comments or criticisms from the staff of the Securities and Exchange Commission or any other regulators as are appropriate to be brought to the attention of the Committee.

ANNUAL REVIEW

    The Committee shall review and reassess the adequacy of this charter on an annual basis.

AMENDMENTS

    This charter may be amended by a vote of a majority of the Board.

LIMITS ON COMMITTEE LIABILITY

    The Audit Committee is not responsible for either the preparation of the financial statements or the auditing of the financial statements. Management of the Fund has the responsibility for preparing the financial statements and implementing internal controls and the independent auditors have the responsibility for auditing the financial statements and monitoring the effectiveness of the internal controls. The review of the financial statements by the audit committee is not of the same quality as the audit performed by the independent auditors. In carrying out its responsibilities, the audit committee's policies and procedures shall be adapted, as appropriate, in order to best react to a changing environment.

                                                                      APPENDIX A

INDEPENDENCE REQUIREMENTS

    In order to be deemed independent, each member of the Committee must be free of any relationships that may interfere with the exercise of his or her independent judgment. To ensure the independence of each Committee member, the following restrictions shall apply to each Committee member:

     A Director who is an employee (including non-employee executive officers) of a Fund or any of its affiliates may not serve on the Committee until three years following the termination of his or her employment. In the event the employment relationship is with a former parent or predecessor of a Fund, the Director could serve on the Committee after three years following the termination of the relationship between the Fund and the former parent or predecessor.

     A Director: (a) who is a partner, controlling shareholder, or executive officer of an organization that has a business relationship with a Fund, or
     (b) who has a direct business relationship with a Fund (e.g., a consultant) may serve on the Committee only if the Board of Directors of that Fund determines in its business judgment that the relationship does not interfere with the Director's exercise of independent judgment. In making a determination regarding the independence of a Director pursuant to this paragraph, the Board of Directors of the Fund should consider, among other things, the materiality of the relationship to the Fund, to the Director, and, if applicable, to the organization with which the Director is affiliated.

     'Business relationship' can include commercial, industrial, banking, consulting, legal, accounting and other relationships. A Director can have this relationship directly with the Fund, or the Director can be a partner, officer or employee of an organization that has such a relationship. The Director may serve on the Committee without the above-referenced Board of Directors' determination after three years following the termination of, as applicable, either: (a) the relationship between the organization with which the Director is affiliated and the Fund, (b) the relationship between the Director and his or her partnership status, shareholder interest or executive officer position, or (c) the direct business relationship between the Director and the Fund.

     A Director who is employed as an executive of another corporation where a Fund's executives serve on that corporation's compensation committee may not serve on the Committee.

     A Director who is an 'Immediate Family' member (as this term is defined in Rule 303.02(A) of the NYSE Listed Company Manual) of an individual who is an executive officer of a Fund or any of its affiliates cannot serve on the Committee until three years following the termination of such employment relationship.

EXCEPTIONS

    One Independent Director who does not meet the independence requirements above, and is not a current employee or an immediate family member of such an employee, may be appointed as a member of the Committee, if the Boards of Directors of the Brinson Advisors Funds, under exceptional and limited circumstances, determines that his or her membership on the Committee is required by the best interests of the Funds and their shareholders, and the Boards disclose, in the next annual proxy statement for each closed-end Fund subsequent to the person's appointment, the nature of the relationship and the reasons why the person was appointed to the Committee.

EXPERIENCE REQUIREMENTS

    Each member of the Committee must be 'financially literate'. A member of the Committee will be deemed to be 'financially literate' if he or she is able to read and understand financial statements, including, but not limited to, the Funds' balance sheets, income statements, and cash flow statements, or will become able to do so within a reasonable time after becoming a member of the Committee.

FINANCIAL EXPERTISE REQUIREMENTS

    At least one member of each Sub-Committee must have past employment experience in finance or accounting, requisite professional certification in accounting, or any comparable experience or background which would result in the individual's financial sophistication, including being or having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities.

--------------------
      MANAGED HIGH
YIELD PLUS FUND INC.
--------------------




                                                           ---------------------
                                                                    MANAGED HIGH
                                                            YIELD PLUS FUND INC.
                                                           ---------------------

                                          PROXY
                                          STATEMENT


                                                              ------------------
                                                              NOTICE OF
                                                              ANNUAL MEETING
                                                              TO BE HELD ON
                                                              SEPTEMBER 20, 2001
                                                              AND
                                                              PROXY STATEMENT
                                                              ------------------

                                                                      Appendix 1


                                      PROXY

                        MANAGED HIGH YIELD PLUS FUND INC.
               Annual Meeting of Shareholders - September 20, 2001

         The undersigned hereby appoints as proxies Scott Griff and Vickie Drake and each of them (with power of substitution) to vote for the undersigned all shares of common stock of the undersigned at the aforesaid meeting and any adjournment thereof with all the power the undersigned would have if personally present. The shares represented by this proxy will be voted as instructed. UNLESS INDICATED TO THE CONTRARY, THIS PROXY SHALL BE DEEMED TO GRANT AUTHORITY TO VOTE "FOR" ALL PROPOSALS. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF MANAGED HIGH YIELD PLUS FUND INC.

                             YOUR VOTE IS IMPORTANT

         Please date and sign this proxy on the reverse side and return it in the enclosed envelope to: PFPC Inc., P.O. Box 9388, Boston, MA 02205-9966. PFPC Inc. has been engaged to forward the enclosed proxy material and to tabulate proxies returned by mail.


SEE REVERSE                                                          SEE REVERSE
   SIDE                                                                 SIDE

                   CONTINUED AND TO BE SIGNED ON REVERSE SIDE

     [X]  Please mark
          vote as in
          this example.


     The Board of Directors recommends a vote "FOR"

1.   To elect as directors:
     (01) Margo N. Alexander, (2) Richard Q.
     Armstrong, (03) E. Garrett Bewkes, Jr., (04)
     Richard R. Burt, (05) Meyer Feldberg, (06)
     George W. Gowen, (07) Frederic V. Malek, (08)
     Carl W. Schafer, (09) Brian M. Storms.

  FOR                                WITHHOLD
  ALL           [ ]        [ ]       FROM ALL
NOMINEES                             NOMINEES


[ ] ________________________________________
    For all nominees except as written above.       MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT [ ]



                                                    This proxy will not be voted unless it is dated and
                                                    signed exactly as instructed below:

                                                    If shares are held by an individual, sign your name
                                                    exactly as it appears on this card. If shares are
                                                    held jointly, either party may sign, but the name of
                                                    the party signing should conform exactly to the name
                                                    shown on this proxy card. If shares are held by a
                                                    corporation, partnership or similar account, the name
                                                    and the capacity of the individual signing the proxy
                                                    card should be indicated unless it is reflected in
                                                    the form of registration. For example: "ABC Corp.,
                                                    John Doe, Treasurer."

                                                    Sign exactly as name appears hereon.
Signature:
(if held jointly)____________________  Date:______  Signature:______________________  Date:___________

                        STATEMENT OF DIFFERENCES

The dagger symbol shall be expressed as.................................'D'